UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 3, 2007



                                AAA Energy, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-119848                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)

3841 Amador Way, Reno, Nevada                                 89502
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (604) 699-0780
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))











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ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 4, 2007, we have appointed Heather Ho of Vancouver, British Columbia as a director and corporate secretary of the company. Ms. Ho replaces Mr. Albert Au, who remains a management consultant to the Company on its Chinese operations.

Ms. Ho has acted as a legal assistant to various Vancouver-based law firms, where her responsibilities include the preparation and filing of exchange and regulatory documentation for companies publicly listed or intending to go public on the US and Canadian securities markets.

Effective May 4, 2007, Dennis LaPrairie has resigned from his position as a director of the Company.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2007                      AAA Energy, Inc.


                                    By: /s/ Bruno Fruscalzo
                                        ---------------------------
                                        Bruno Fruscalzo, Director